UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
 (Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2020

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed by Southwestern Energy Company (the “Company” or “Southwestern”) under Item 2.01 of its Current Report on Form 8-K filed on November 13, 2020 (the “Original 8-K”), on November 13, 2020, pursuant to the Agreement and Plan of Merger, dated as of August 12, 2020, by and between Southwestern and Montage Resources Corporation (“Montage”), Southwestern completed its previously announced acquisition of Montage, by means of a merger of Montage with and into Southwestern, with Southwestern continuing as the surviving corporation (the “Merger”).
This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated and combined balance sheets of Montage as of December 31, 2019 and 2018 and the audited consolidated and combined statements of operations, statements of cash flows and statements of changes in equity of Montage for the years ended December 31, 2019, 2018 and 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).
The Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated March 10, 2020, relating to the audited consolidated and combined financial statements of Montage, is incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference into this Item 9.01(a).
The unaudited consolidated balance sheet of Montage as of September 30, 2020 and the unaudited consolidated statements of operations, statements of cash flows and statements of changes in equity of Montage for the nine month periods ended September 30, 2020 and 2019, and the notes related thereto, are incorporated by reference as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 give effect to the Merger as if it had been consummated on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of September 30, 2020 has been prepared to give effect to the Merger as if it had been consummated on September 30, 2020. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K/A are incorporated by reference as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit No.	Descriptions
23.1*	Consent of Grant Thornton LLP
99.1
Press Release announcing the close of the Merger between Southwestern Energy Company and Montage Resources dated November 13, 2020 (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the Commission on November 13, 2020).

99.2
The audited consolidated and combined balance sheets of Montage Resources, as of December 31, 2019 and 2018, and the audited consolidated and combined statements of operations, statements of cash flows and statements of changes in equity of Montage Resources, for the years ended December 31, 2019, 2018 and 2017, and the notes related thereto (incorporated by reference to Montage Resources’ Form 10-K for the year ended December 31, 2019, File No. 001-36511, filed with the Commission on March 10, 2020).

99.3
The Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated March 10, 2020, relating to the audited consolidated and combined financial statements of Montage Resources (incorporated by reference to Montage Resources’ Form 10-K for the year ended December 31, 2019, File No. 001-36511, filed with the Commission on March 10, 2020).

99.4
The unaudited consolidated balance sheet of Montage Resources as of September 30, 2020 and the unaudited consolidated statements of operations, statements of cash flows and statements of changes in equity of Montage Resources for the nine month periods ended September 30, 2020 and 2019, and the notes related thereto (incorporated by reference to Montage Resources’ Form 10-Q for the quarter ended September 30, 2020, File No. 001-36511, filed with the SEC on November 6, 2020).

99.5*
The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
•Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: January 22, 2021	By:	/s/ MICHAEL HANCOCK
		Name:	Michael Hancock
		Title:	Vice President, Chief Financial Officer (Interim)